Personnel expenses	12 Months Ended
Dec. 31, 2017
Personnel expenses
Personnel expenses

18. Personnel expenses

Personnel expenses included in cost of sales, research and development, and selling and administrative expenses are comprised of the following:

PERSONNEL EXPENSES

	Year Ended December 31,
	2017	2016	2015
	(€ in thousands)
Wages and salaries	10,769	9,772	9,866
LTCIP	--	(478)	(274)
Employee stock option plan	386	--	--
Social security contributions	2,197	1,799	1,732
Total	13,352	11,093	11,324

voxeljet AG offers to its employees a defined contribution plan called “MetallRente”. The contributions paid by the Company amounted to kEUR 62, kEUR 57 and kEUR 41 for the years ended December 31, 2017, 2016 and 2015, respectively. The employer’s contribution into the mandatory German state plan amounted to kEUR 710, kEUR 697 and kEUR 511 for the years ended December 31, 2017, 2016, and 2015, respectively.